UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2004

INTERGRAPH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

               N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events and Required FD Disclosure.

               The following exhibit is furnished pursuant to Item 5:

                                    99.1     Press Release dated July 28, 2004 related to accelerated stock buyback.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INTERGRAPH CORPORATION

                                                                                    By: /s/ Larry T. Miles

                                                                                    Name:  Larry T. Miles
                                                                                    Title:    Vice President and Corporate
                                                                                                Controller (Chief Accounting Officer)

Date:    July 28, 2004

EXHIBITS INDEX

99.1        Press Release dated July 28, 2004 related to accelerated stock buyback